SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2007

HOST HOTELS & RESORTS, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25087	52-2095412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500
Bethesda, Maryland	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Host Hotels & Resorts, L.P. is furnishing the pro forma financial information in Exhibit 99.1, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Item 7.01 above for information in the Exhibit deemed “Furnished or “Filed” as the case may be.

Exhibit No.	Description
99.1	Unaudited Pro Forma Financial Statements and Ratio of Earnings to Fixed Charges of Host Hotels & Resorts, L.P.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

	By:	HOST HOTELS & RESORTS, INC.
Its General Partner

Date: March 19, 2007	By:	/S/ LARRY K. HARVEY
	Name:	Larry K. Harvey
	Title:	Senior Vice President,
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Financial Statements and Ratio of Earnings to Fixed Charges of Host Hotels & Resorts, L.P.